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                        FORM OF SECTION 906 CERTIFICATION

                                                                   Exhibit 12(b)



David P. Marks, President, and Mary E. Hoffmann, Treasurer, of Ultra Series Fund (the "Registrant"), to the best of their knowledge, each certify that:

1. The Registrant's periodic report on Form N-CSR for the period ended June 30, 2007 (the "Form N-CSR") fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant for the stated period.


PRESIDENT                                       TREASURER

/s/David P. Marks                               /s/Mary E. Hoffmann
-------------------------------                 --------------------------------
David P. Marks                                  Mary E. Hoffmann

Date:  8/20/07                                  Date:  8/20/07
       -------                                         -------



This certification accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by Ultra Series Fund for purposes of Section 18 of the Securities Exchange Act of 1934.